Registration No. 033-12608

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant         [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

HIGHMARK FUNDS

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A
(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
(4)	Proposed maximum aggregate value of transaction: N/A
(5)	Total fee paid: N/A

[   ] Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid: N/A
(2)	Form, Schedule or Registration Statement No.: N/A
(3)	Filing Party: N/A
(4)	Date Filed: N/A

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 16, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HighMark California Tax-Free Money Market Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that was originally scheduled for July 11, 2013 and has been adjourned to July 17, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as rescheduled.

    If you have any questions or would like to vote, please call the number listed below:

1- 888-991-1293

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the July 17, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE	SPEAK WITH A SPECIALIST
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch- tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.	Call the phone number above Monday – Friday, 9 AM – 9 PM EST, to speak with a proxy specialist.

THANK YOU FOR VOTING

Nobo

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 16, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HighMark California Tax-Free Money Market Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that was originally scheduled for July 11, 2013 and has been adjourned to July 17, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as rescheduled.

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the July 17, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 16, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HighMark 100% U.S. Treasury Money Market Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that was originally scheduled for July 11, 2013 and has been adjourned to July 17, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as rescheduled.

    If you have any questions or would like to vote, please call the number listed below:

1- 888-991-1293

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the July 17, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE	SPEAK WITH A SPECIALIST
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch- tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.	Call the phone number above Monday – Friday, 9 AM – 9 PM EST, to speak with a proxy specialist.

THANK YOU FOR VOTING

Nobo

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY JULY 16, 2013

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN

HighMark 100% U.S. Treasury Money Market Fund

Recently, we sent you proxy material regarding the Special Meeting of Shareholders that was originally scheduled for July 11, 2013 and has been adjourned to July 17, 2013. The Fund’s records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the meeting as rescheduled.

Your vote is important regardless of the size of your Fund holdings. Even if you have redeemed your shares, we still need your vote since you were a shareholder as of the record date. Please vote promptly so your vote can be received prior to the July 17, 2013 Special Meeting of Shareholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY PHONE
Visit the website noted on the enclosed proxy card and enter the control number that also appears on that card. Follow the on-screen directions to place your vote.	Call the toll-free touch-tone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR VOTING

OBO